Exhibit 99.1

Chemours Announces Appointment of Denise Dignam as President

and Chief Executive Officer of the Company

Wilmington, Del., March 22, 2024 – The Chemours Company (“Chemours”) (NYSE: CC), a global chemistry company with leading market positions in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials, today announced the appointment of Denise Dignam, current Interim Chief Executive Officer, to the positions of President and Chief Executive Officer and a member of the Board of Directors, effective immediately.

Ms. Dignam joined Chemours in 2015. She brings over 35 years of experience in the chemical industry where she has held senior roles in business and operations, sales and marketing, commercialization, and supply chain. She had served as Interim Chief Executive Officer since February 2024, and prior to that held the positions of President, Titanium Technologies (TT) segment, and President, Advanced Performance Materials (APM) segment—two businesses that represent over 68% of Chemours’ net sales in 2023. As President of Titanium Technologies, Ms. Dignam stood up the TT Transformation Plan, delivered significant operational savings in 2023, refocused the portfolio to deliver more customer value, and developed process improvements for better resource utilization across the manufacturing circuit. During her tenure on Advanced Performance Materials, she reshaped the portfolio to focus resources on secular growth opportunities in Clean Energy and Advanced Electronics. To further accelerate growth, she drove strategic partnerships and initiatives across the globe, and improved the overall cost structure of the business, laying the foundation for further cost optimization.

Commenting on her appointment, Ms. Dignam said, “I am excited and honored to take on the role of President and CEO. Chemours is defined by its leading chemistries, the customer applications that our chemistries enable, our manufacturing capabilities, and as importantly, our people and core values. Looking ahead I will be focused on strengthening our portfolio with high-value and emerging growth opportunities, and ensuring we are operating as efficiently, effectively, and safely as possible. I am committed to continuing to lead with transparency as we do the hard work required to keep building our businesses for today and into the future. I want to thank our Chemours employees around the world, who are the cornerstone of our success, and our customers and partners for their continued support.”

Dawn Farrell, Chair of the Board of Chemours, added, “Denise has the full support of the Board, and we are pleased to have an experienced and capable executive who is so highly regarded inside and outside Chemours for her track record leading the APM and TT business segments. Denise is a high-caliber leader who has the experience and capability to build value for shareholders while upholding our core values and serving our valued customers.”

Additional Leadership Changes

Matthew S. Abbott, Interim Chief Financial Officer (CFO), will continue in his role while we commence a comprehensive search for a permanent CFO.

“Matt is an incredible partner,” said Ms. Dignam. “His tireless efforts and leadership have been integral to Chemours’ progress to this point and will continue to be critical as we navigate the road ahead of us. Matt has made it clear that he is committed to leading the Finance organization, building a strong controls environment, and ensuring the delivery of our financial reporting and disclosures, while we conduct our search for a permanent CFO to further enhance our capital structure and achieve shareholder value.”

Diane Iuliano Picho, Vice President of Human Resources and Chief of Staff, Titanium Technologies, will step in as Interim President, Titanium Technologies while we conduct a comprehensive search for a permanent segment President. Diane brings to the role demonstrated business acumen over a 40-year career that includes experiences in R&D, operations, HR, sales, marketing, and commercial leadership. Previously, Diane was the Vice President of Commercial Operations for the Advanced Performance Materials segment where she led product management, supply chain and demand planning, and competitive intelligence. Before Chemours, Diane held business roles of increasing responsibility at E.I. du Pont de Nemours, which she joined in 1983. During that time, as Global Business Manager of Refrigerants, she led the product development, IP strategy, commercialization, and launch of the company’s Opteon™ low global warming potential refrigerant offering. She received her Master of Business Administration from Widener University and her Bachelor of Science in Mechanical Engineering from Villanova University.

About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and consumer electronics, general industrial, and oil and gas. Our flagship products are sold under prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. The company has approximately 6,200 employees and 28 manufacturing sites serving approximately 2,700 customers in approximately 110 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on X (formerly Twitter) @Chemours or on LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words “believe,” “expect,” “will,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify “forward-looking statements,” which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the focus on strengthening Chemours’ portfolio with high-value and emerging growth opportunities, and ensuring Chemours is operating efficiently, effectively, and safely as possible, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as full year guidance relying on models based upon management assumptions regarding future events that are inherently uncertain.

These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours’ control. Matters outside our control, including general economic conditions, geopolitical conditions and global health events, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

INVESTORS

Brandon Ontjes

VP, Financial Planning & Analysis, and Investor Relations

+1.302.773.3300

investor@chemours.com

Kurt Bonner

Manager, Investor Relations

+1.302.773.0026

investor@chemours.com

NEWS MEDIA

Cassie Olszewski

Corporate Media & Brand Reputation Leader

+1.302.219.7140

media@chemours.com